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                                                                    EXHIBIT 10.2





                         DELEGATION OF CONTROL AGREEMENT
                                      AMONG
                            KINDER MORGAN G.P., INC.
                          KINDER MORGAN MANAGEMENT, LLC
                       KINDER MORGAN ENERGY PARTNERS, L.P.
                        KINDER MORGAN OPERATING L.P. "A"
                        KINDER MORGAN OPERATING L.P. "B"
                        KINDER MORGAN OPERATING L.P. "C"
                        KINDER MORGAN OPERATING L.P. "D"
                                       AND
                         KINDER MORGAN CO2 COMPANY, L.P.

         This Delegation of Control Agreement (the "AGREEMENT") dated _____________________, 2001 (the "EFFECTIVE DATE"), is among Kinder Morgan G.P., Inc., a Delaware corporation (the "GENERAL PARTNER"), Kinder Morgan Management, LLC, a Delaware limited liability company ("MANAGEMENT"), Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "MASTER PARTNERSHIP"), Kinder Morgan Operating L.P. "A", a Delaware limited partnership ("OLP "A""), Kinder Morgan Operating L.P. "B", a Delaware limited partnership ("OLP "B""), Kinder Morgan L.P. "C", a Delaware limited partnership ("OLP "C""), Kinder Morgan L.P. "D", a Delaware limited partnership ("OLP "D""), Kinder Morgan CO2 Company, L.P., a Texas limited partnership ("CO2" and together with OLP "A," OLP "B," OLP "C," and OLP "D," the "OPERATING PARTNERSHIPS," and, together with the Master Partnership, the "PARTNERSHIPS"). The General Partner is the sole general partner of the Partnerships.

         Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Master Partnership's Third Amended and Restated Agreement of Limited Partnership (the "MASTER PARTNERSHIP AGREEMENT"). References herein to the Master Partnership Agreement or any limited partnership agreement of an Operating Partnership (an "OPERATING PARTNERSHIP AGREEMENT") in a context that contemplates a future time shall mean the Master Partnership Agreement or an Operating Partnership Agreement (collectively, the "PARTNERSHIP AGREEMENTS") as amended or restated at the applicable time. Management is an "INDEMNITEE" and an "AFFILIATE" of the Partnerships and the General Partner, as each of those terms is defined in Article II of the Master Partnership Agreement and in each of the Operating Partnership Agreements.

                                    RECITALS:

         The Partnerships and the General Partner wish to delegate to Management all the General Partner's power and authority to manage and control the business and affairs of the Partnerships to the fullest extent permitted under the Partnership Agreements and Delaware law, subject to the terms and conditions of this Agreement, and Management wishes to accept such delegation.